SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):      July 8, 2004

Universal Access Global Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-28559

(Commission File Number)

36-4408076

(IRS Employer Identification Number)

233 South Wacker Drive, Suite 600, Chicago, Illinois 60606

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (312) 660-5000

Item 5. Other Events and Regulation FD Disclosure

Cyrus E. Bamji, Senior Vice President and Chief Marketing Officer of Universal Access Global Holdings Inc. (the “Company”), has announced that he will be leaving the Company effective July 15, 2004.

Scott Layman, Chief Operating Officer of the Company, has announced he will be leaving the Company effective July 15, 2004.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 8, 2004

UNIVERSAL ACCESS GLOBAL HOLDINGS INC.

By:	/S/ Brian W. Coderre
Brian W. Coderre
Chief Financial Officer